                                                                  Exhibit 99
                       COCA-COLA ENTERPRISES INC.                Page 1 of 3
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                    First Quarter
                                             ------------------------------
                                             1997 (a)   1996 (b)     Change
                                             -------    --------     ------
Net Operating Revenues                       $ 2,141    $ 1,600       34%
Cost of Sales                                  1,341        970(c)    38%
                                             -------    -------
Gross Profit                                     800        630       27%
Selling, General, and Administrative
  Expenses                                       742        539       38%
                                             -------    -------
Operating Income                                  58         91      (36%)
Interest Expense - Net                           107         79       35%
Other Nonoperating Deductions - Net                5(d)       0
                                             -------    -------
Income (Loss) Before Income Taxes                (54)        12
Income Tax Expense (Benefit)                     (21)         5
                                             -------    -------
Net Income (Loss)                                (33)         7
Preferred Stock Dividends                          2          2
                                             -------    -------
Net Income (Loss) Applicable to
  Common Share Owners                        $   (35)   $     5
                                             =======    =======
Average Common Shares Outstanding                126        126
                                             =======    =======
Net Income (Loss) Per Common Share (e)       $ (0.27)   $  0.04
                                             =======    =======

Restated Average Shares Outstanding
  After Proposed 3-For-1 Stock Split             377        379
                                             =======    =======
Restated Net Income (Loss) Per Common
  Share After Proposed 3-For-1 Stock
  Split (e)                                  $ (0.09)   $  0.01
                                             =======    =======

Cash Operating Profit Data:
  Operating Income                           $    58    $    91      (36%)
  Depreciation                                   120         86       40%
  Amortization                                    96         50       92%
                                             -------    -------
Cash Operating Profit                        $   274    $   227       21%
                                             =======    =======

(a) Reported first-quarter 1997 results include the operating results of the British bottler for the month of March 1997 and interest expense from the closing date of February 10, 1997.

(b) Reported first-quarter 1996 results include the Ouachita acquisition from the closing date of February 21, 1996.

(c) Reported first-quarter 1996 cost of sales includes the favorable $10 million (5 cents per common share after tax) settlement from certain suppliers.

(d) First-quarter 1997 results include a $6 million, or 3 cents per common share, one-time charge related to the April 1, 1997 redemption of the Company's 8 3/4 percent Debentures due April 1, 2017.

(e) Per share data calculated prior to rounding to millions.
PAGE

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 2 of 3
                           (In Millions)

                                               March 28,     December 31,
                                                 1997            1996
                                               ---------     ------------
                                              (Unaudited)
ASSETS
Current
  Cash and cash investments                     $     9        $     47
  Trade accounts receivable, net                    928             668
  Inventories                                       409             317
  Current deferred income tax assets                140             140
  Prepaid expenses and other current assets         165             147
                                                -------         -------
    Total Current Assets                          1,651           1,319

Net Property, Plant, and Equipment                3,197           2,812
Franchise and Other Noncurrent Assets, Net        9,641           7,103
                                                -------         -------
                                                $14,489         $11,234
                                                =======         =======
LIABILITES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $ 1,509         $ 1,199
  Payments due on long-term debt                  2,207             491
                                                -------         -------
    Total Current Liabilites                      3,716           1,690

Long-Term Debt                                    5,123           4,814
Retirement and Insurance Programs and
  Other Long-Term Obligations                       849             699
Long-Term Deferred Income Tax Liabilities         3,249           2,481
Share-Owners' Equity
  Preferred stock                                   115             134
  Common stock                                      442*            147
  Additional paid-in capital                      1,209*          1,434
  Reinvested earnings                               200             237
  Cumulative effect of currency translations          3              21
  Cost of common stock in treasury                 (417)           (423)
                                                -------         -------
                                                  1,552           1,550
                                                -------         -------
                                                $14,489         $11,234
                                                =======         =======



* Restated for the share-owner approved 3-for-1 stock split to be effected May 1, 1997. The actual balance for common stock was $147 million at March 28, 1997. The actual balance for additional paid-in capital was $1,504 million at March 28, 1997.






PAGE

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Key Operating Information              Page 3 of 3


                                               Reported      Comparable
First Quarter 1997                              Change         Change*
------------------                             ---------     ----------

Cash Operating Profit                             21%             8%
Cash Operating Profit Excluding the
  Effect of Currency Translations                 N/A             9%

Physical Case Bottle and Can Volume**
  Consolidated                                    32%            10%
  United States Groups                             9%             9%
  European Group                                  N/A            14%

Fountain Gallon Volume                            23%             6%

Net Revenues Per Case (Bottle/Can)***              1%        (1 1/2%)

Cost of Sales Per Case (Bottle/Can)***             5%        (1 1/2%)


* To determine the first-quarter 1997 comparable change, 1996 results have been adjusted to include the results of all of the Company's 1996 and 1997 acquisitions for the same periods they are included in 1997 reported results and to exclude the first-quarter 1996 favorable supplier settlement of $10 million.

** To determine the first-quarter 1997 comparable volume change, 1996 volume results have also been adjusted to common fiscal periods.

*** To determine the comparable change for net revenues and cost of sales per case, comparable first-quarter 1996 results have also been adjusted to eliminate the effect of changes in the currency rates.